Exhibit 10.10

AMENDMENT NUMBER TWO
TO THE
ASCENA RETAIL GROUP, INC. 2010 STOCK INCENTIVE PLAN

WHEREAS, Ascena Retail Group, Inc. (the “Company”) maintains the Ascena Retail Group, Inc. 2010 Stock Incentive Plan (the “Plan”)

WHEREAS, pursuant to Section 11.1 of the Plan, the Board of Directors of the Company (the “Board”) may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, subject to stockholder approval in certain circumstances;

WHEREAS, the Board has authorized the Company to amend the Plan as set forth herein; and

WHEREAS, stockholder approval is not required for the amendment set forth herein.

NOW, THEREFORE, pursuant to Section 11.1 of the Plan, effective as of September 22, 2011, the Plan is hereby amended as follows:

1.  A new Section 4.4 is hereby added to the Plan to read as follows:

“4.4.           Early Vesting Share Limit.

The Committee may, in it sole discretion, grant Awards of Stock Options, Restricted Stock or Other-Stock Based Awards consisting of restricted stock units on or after September 22, 2011 with a vesting schedule that provides for earlier vesting than the applicable minimum vesting dates set forth under Section 6.3(c), 7.1 or 8.2(c), as applicable, for up to an aggregate of five percent (5%) of the shares of Common Stock that may be the subject of Awards under the Plan pursuant to Section 4.1(a)”

2.  Section 6.3(c) of the Plan is hereby amended by adding the following sentence to the end thereof:

“Notwithstanding anything herein to the contrary, subject to Section 4.4, the vesting schedule for any Stock Options granted on or after September 22, 2011 shall be no less than in three (3) equal annual installments on the first, second and third anniversaries of the date of grant; provided that the Committee may provide, in its sole discretion, that such Stock Options shall vest and become exercisable earlier than such minimum vesting dates, subject to Section 6.4, upon the Participant’s death, Disability, Retirement, or Termination by the Company without Cause or by the Participant for good reason (in the event such term (or words or a concept of like import) is defined in an agreement between the Company or an Affiliate and the Participant in effect at the time of grant) or upon a Change in Control.”

3.  Section 7.1 of the Plan is hereby amended by adding the following sentence to the end thereof:

“Notwithstanding anything herein to the contrary, subject to Section 4.4, the vesting schedule for any Restricted Stock awarded on or after September 22, 2011 shall be no less than in two (2) equal annual installments on the first and second anniversaries of the date of grant; provided that the Committee may provide, in its sole discretion, that such Restricted Stock shall vest earlier than such minimum vesting dates upon the Participant’s death, Disability, Retirement, or Termination by the Company without Cause or by the Participant for good reason (in the event such term (or words or a concept of like import) is defined in an agreement between the Company or an Affiliate and the Participant in effect at the time of grant), or upon a Change in Control.”

4.  Section 8.2(c) of the Plan is hereby amended by adding the following sentence to the end thereof:

“Notwithstanding anything herein to the contrary, subject to Section 4.4, the vesting schedule for any Other Stock-Based Award consisting of restricted stock units awarded on or after September 22, 2011 shall be no less than in two (2) equal annual installments on the first and second anniversaries of the date of grant; provided that the Committee may provide, in its sole discretion, that such Award shall vest earlier than such minimum vesting dates upon the Participant’s death, Disability, Retirement, or Termination by the Company without Cause or by the Participant for good reason (in the event such term (or words or a concept of like import) is defined in an agreement between the Company or an Affiliate and the Participant in effect at the time of grant), or upon a Change in Control.”

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IN WITNESS WHEREOF, the Company has caused this amendment to be executed this 22nd day of September, 2011.

ASCENA RETAIL GROUP, INC.

By: /s/ Armand Correia
EVP, CFO